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ATHENA BEHAVIORAL TACTICAL FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUND — 96.2%
	EQUITY - 96.2%
154,000	iShares Russell 2000 ETF (Cost $29,427,460)	$ 30,601,340

	SHORT-TERM INVESTMENTS — 3.6%
	MONEY MARKET FUNDS - 3.6%
28,112	Fidelity Treasury Portfolio, Class I, 5.03%(a)	28,112
1,122,919	First American Treasury Obligations Fund, Class X, 5.07%(a)	1,122,919
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,151,031)	1,151,031

	TOTAL INVESTMENTS - 99.8% (Cost $30,578,491)	$ 31,752,371
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	68,830
	NET ASSETS - 100.0%	$ 31,821,201

ETF	- Exchange-Traded Fund
(a)	Rate disclosed is the seven day effective yield as of July 31, 2023.